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                         AMENDMENT NO. 1

                               TO

                  AGREEMENT AND PLAN OF MERGER

     AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER, dated as of
September 24, 1997, by and among BERNEX INC., a Delaware corporation ("Parent"), M-A ACQUISITION CORP., a Delaware corporation ("Acquisition"), ANDAL CORP., a New York corporation
("Andal"), and MULTI-ARC INC., a Delaware corporation (the
"Company").

                           WITNESSETH

     WHEREAS, Parent, Acquisition, Andal and the Company have previously entered into an Agreement and Plan of Merger, dated as of June 9, 1997 (the "Agreement and Plan of Merger"), providing for the acquisition of the Company by Parent, by means of the merger of Acquisition with and into the Company.

     WHEREAS, for good and valuable consideration, Parent, Acquisition, Andal and the Company desire to amend the Agreement and Plan of Merger as provided herein.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.   Amendments to the Agreement and Plan of Merger.

     (a) Section 9.1(d) is hereby amended to read in its entirety as follows:

          (d) by either Parent and Acquisition, on the one hand, or Andal and the Company on the other if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before October 10, 1997 (subject to the last sentence of Section 8.1(b)) or such later date as the parties may agree upon.


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     SECTION 2.   Reference to and Effect on the Agreement and
Plan  of Merger.

     (a) On and after the date hereof, each reference in the Agreement and Plan of Merger to "this Agreement", "hereunder", "hereof", or words of like import referring to the Agreement and Plan of Merger, and each reference in all other agreements entered into on connection with the Agreement and Plan of Merger to "thereunder", "thereof", or words of like import referring to the Agreement and Plan of Merger, shall mean and be a reference to the Agreement and Plan of Merger as amended hereby.

     (b) Except as specifically amended above, the Agreement and Plan of Merger is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     SECTION 3. Applicable Law. This Amendment No. 1 shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

     SECTION 4. Headings. The headings of the Sections of this Amendment No. 1 are inserted for convenience only and shall not be deemed to constitute a part hereof.

     SECTION 5. Counterparts. More than one counterpart of this Amendment No. 1 may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original.

     SECTION 6. Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement and Plan of Merger.


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           IN WITNESS WHEREOF, the parties have executed and
delivered this Agreement as of the date first written above.

                            BERNEX INC.

                                  THOMAS WEILENMANN
                            By:  ________________________________
                                 Name:  Thomas Weilenmann
                                 Title: Chairman of the Board


                            M-A ACQUISITION CORP.

                                  THOMAS WEILENMANN
                            By:  ________________________________
                                 Name:  Thomas Weilenmann
                                 Title: Chairman of the Board


                            ANDAL CORP.

                                  PETER D. FLOOD
                            By:  ________________________________
                                 Name:  Peter D. Flood
                                 Title: Chairman, President
                                        and CEO


                            MULTI-ARC INC.

                                  PETER D. FLOOD
                            By:  ________________________________
                                 Name:  Peter D. Flood
                                 Title: President